                                                                    EXHIBIT 10.2

                              FOURTH AMENDMENT TO
                              --------------------
                 SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                 --------------------------------------------


     THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment") dated as of May 1, 1998 by and among NEW CENTURY MORTGAGE CORPORATION, a California corporation (the "Company"), U.S. BANK NATIONAL ASSOCIATION, a national banking association, formerly known as FIRST BANK NATIONAL ASSOCIATION ("U.S. Bank"), GUARANTY FEDERAL BANK, FSB, a federal savings bank ("GFB"), FIRST UNION NATIONAL BANK, formerly known as FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association ("First Union"), RESIDENTIAL FUNDING CORPORATION, a Delaware corporation ("RFC"), BANK ONE, TEXAS, N.A., a national banking association ("Bank One"), THE BANK OF NEW YORK, a New York banking corporation ("BNY"), THE FIRST NATIONAL BANK OF CHICAGO, a national banking association ("First Chicago") (U.S. Bank, GFB, First Union, RFC, Bank One, BNY, and First Chicago being hereinafter referred to collectively as the "Lenders" and individually as a "Lender"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, in its capacity as agent for the Lenders (in such capacity, together with any successor agents appointed hereunder, the "Agent").

     WITNESSETH THAT:

     WHEREAS, the Company, the Lenders and the Agent are parties to a Second Amended and Restated Credit Agreement dated as of July 31, 1997, as amended by a First Amendment dated as of November 26, 1997, a Second Amendment dated as of December 22, 1997, and a Third Amendment dated as of December 31, 1997 (as so amended, the "Credit Agreement"), pursuant to which the Lenders provide the Company with revolving mortgage warehousing and working capital credit facilities; and

     WHEREAS, the Company and the Lenders have agreed to amend the Credit Agreement upon the terms and conditions herein set forth;

     NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, the Company and the Lenders agree as follows:

     1.   Certain Defined Terms.  Each capitalized term used herein without
          ---------------------
being defined herein that is defined in the Credit Agreement shall have the meaning given to it therein.

     2.   Consent.  On the date this Amendment becomes effective, the Lenders
          -------
hereby consent to the Investments to be made by the Company, provided that the amount of such Investments does not exceed $1,250,000 in the aggregate, and the guaranty to be made by NCFC, pursuant to a Strategic Alliance Agreement by and among the Company, Qualified Financial Services, Inc., a Colorado corporation, Qualified Financial Services, Inc., a California corporation, Simon Mundy, an individual, and David V.V. Thais, an individual. The consent set forth herein is limited to the express terms thereof, and nothing herein shall be deemed a waiver by the Lenders for any other purpose of any term, condition, representation or covenant applicable to the Company under the Credit Agreement or any of the other Loan Documents.

     3.   Amendments to Credit Agreement. The Credit Agreement is hereby amended
          ------------------------------
as follows:

          (a) Section 1.01 is hereby amended by adding the following new definitions in correct alphabetical order:

               "Fair Market Value":  as defined in Exhibit E.
                -----------------

               "Working Capital Borrowing Base": on the date of determination,
                ------------------------------
          an amount equal to Four Million Dollars ($4,000,000) plus for each
                                                               ----
          Mortgage Loan included in the calculation of the Warehousing Borrowing Base, the lesser of: (i) three percent (3%) of the purchase price under the Take-Out Commitment to which such Mortgage Loan has been assigned or, if such Mortgage Loan has not been so assigned, the weighted average purchase price for Mortgage Loans under Take-Out Commitments under which such Mortgage Loan has been pre-approved for delivery, and (ii) three percent (3%) of the unpaid principal amount of such Mortgage Loan.

          (b) The definition of "Working Capital Increase Date" in Section 1.01 is hereby amended in its entirety to read as follows:

               "Working Capital Increase Date":  May 1, 1998.
                -----------------------------

          (c) The definitions of "GEFP," "Junior Securitization Interest," "Junior Securitization Interest Income Value," "SBRC," "Working Capital Collateral," "Working Capital Collateral Value," and "Working Capital Security Agreement" are hereby deleted from Section 1.01.

          (d) The Agreement is hereby amended by deleting all references therein to "Working Capital Collateral" and "Working Capital Security Agreement."

          (e) Section 2.02(a) is hereby amended in its entirety to read as follows:

               (a)  Working Capital Credit Commitment.  Upon the terms and
                    ---------------------------------
          subject to the conditions of this Agreement, during the period beginning on the Effective Date and ending on the Working Capital Termination Date, each Lender agrees to lend (and after repayment, to refund) to the Company, at such times and in such amounts as the Company shall request, up to an aggregate principal amount at any time outstanding equal to such Lender's Working Capital Commitment Amount, subject to the following limitations:

                    (i) the aggregate principal amount of Working Capital Loans at any time outstanding plus the Letter of Credit
                                             ----
               Obligations shall not exceed the sum of the Working Capital Commitment Amounts of all the Lenders;

                    (ii) the aggregate principal amount of Working Capital Loans at any time outstanding plus the Letter of Credit
                                             ----
               Obligations shall not exceed the Working Capital Borrowing Base, as determined by the Agent from its records; and

                    (iii) the aggregate amount of all Loans at any time outstanding plus the Letter of Credit Obligations shall not
                           ----
               exceed ninety-seven percent (97%) of the Fair Market Value of all of the Mortgage Loans included in the calculation of the Warehousing Borrowing Base.

          No Lender shall be obligated to make Working Capital Loans if, after giving effect thereto, any of the foregoing limitations would be exceeded. The failure of any one or more of the Lenders to make a Working Capital Loan in accordance with its Working Capital Commitment shall not relieve the other Lenders of their several obligations hereunder, but no Lender shall be liable with respect to the obligation of any other Lender hereunder or be obligated in any event to make Working Capital Loans in excess of its Working Capital Commitment Amount.

          (f) Section 2.02(d)(ii) is hereby amended in its entirety to read as follows:

               (ii) Mandatory Prepayments.  If, at any time from and after the
                    ---------------------
          Working Capital Increase Date, the aggregate principal amount of all Working Capital Loans outstanding plus the Letter of Credit
                                            ----
          Obligations exceeds the Working Capital Borrowing Base, or the aggregate amount of all Loans outstanding plus the Letter of Credit
                                                    ----
          Obligations exceeds ninety-seven percent (97%) of the Fair Market

          Value of all of the Mortgage Loans included in the calculation of the Warehousing Borrowing Base, the Company shall immediately make principal prepayments on the Working Capital Notes (and, after the same have been repaid in full, the Warehousing Notes) in an aggregate amount equal to the amount of such excess, which aggregate amount shall be paid to the Agent and distributed to each Lender ratably on the basis of its Pro Rata Share thereof.

          (g) Section 2.09(a) is hereby amended in its entirety to read as follows:

              (a)  Letters of Credit.  Upon the terms and subject to the
                   -----------------
          conditions of this Agreement, U.S. Bank agrees to issue Letters of Credit for the account of the Company; provided that U.S. Bank shall
                                                 --------
          be under no obligation to issue any Letter of Credit if, after giving effect to such issuance, (i) the Company's Letter of Credit Obligations would exceed $1,250,000, (ii) the sum of the aggregate principal amount of Working Capital Loans outstanding plus the Letter
                                                                ----
          of Credit Obligations would exceed the lesser of (A) the sum of the Working Capital Commitment Amounts or (B) the Working Capital Borrowing Base, or (iii) the sum of the aggregate principal amount of all Loans plus the Letter of Credit Obligations would exceed ninety-
                    ----
          seven percent (97%) of the Fair Market Value of all of the Mortgage Loans included in the calculation of the Warehousing Borrowing Base.

          (h) Section 3.04 is hereby amended by deleting the last sentence thereof.

          (i) Section 4.01(e) is hereby amended by deleting clause (v) thereof, adding the word "and" at the end of such clause (iii) thereof, and deleting the word "and" at the end of clause (iv) thereof.

          (j) Section 4.08(d) is hereby amended in its entirety to read as follows:

                    (d) Indebtedness incurred to finance interest-only or residual interests in Mortgage-backed Securities issued by the Company and which Indebtedness is secured only by such residual interests, provided, such Indebtedness does not exceed 75% of the
                          --------
               value of such interest-only or residual interests determined in accordance with GAAP;

          (k) Section 7.10 is hereby amended by deleting the last sentence thereof and inserting the following therefor:

          Notwithstanding any of the foregoing or any other provision of this Agreement, upon and after the occurrence of an Event of Default or Unmatured Event of Default, (a) all proceeds received by the Agent from the sale or other disposition of the Warehousing Collateral shall be applied in accordance with Section 17 of the Pledge and Security Agreement, and (b) all payments made by the Guarantor to the Agent under the Guaranty shall be applied in the same order of priority as is set forth in Section 17 of the Pledge and Security Agreement with respect to application of the proceeds of Warehousing Collateral.

          (l) Section 5.03 is deleted in its entirety.

          (m) Schedule 1.01(b) is hereby amended in its entirety to read as set forth on Schedule 1.01(b) hereto.

     4.   Conditions to Effectiveness of this Amendment.  This Amendment shall
          ---------------------------------------------
become effective when the Agent shall have received at least eight (8) counterparts of this Amendment, duly executed by the Company and each Lender and acknowledged by NCFC, provided the following conditions are satisfied:

          (a) Before and after giving effect to this Amendment, the representations and warranties of the Company in Section 3 of the Credit Agreement and Section 5 of the Pledge and Security Agreement, and of NCFC in Section 15 of the Guaranty, shall be true and correct as though made on the date hereof, except for changes that are permitted by the terms of the Credit Agreement.

          (b) Before and after giving effect to this Amendment, no Event of Default and no Unmatured Event of Default shall have occurred and be continuing under the Credit Agreement.

          (c) No material adverse change in the business, assets, financial condition or prospects of the Company or NCFC shall have occurred since the Effective Date.

          (d) The following shall have been delivered to the Agent, each duly executed or certified, as the case may be, and dated as of the date of delivery thereof:

               (i) a new Working Capital Note payable to each Lender holding a Working Capital Commitment, in the amount of such Lender's respective Working Capital Commitment Amount after giving effect to any increase thereof (the "New Note"), duly executed by the Company;

               (ii) certified copies of resolutions of the Board of Directors of the Company authorizing or ratifying the execution, delivery and performance of this Amendment and the New Note;

               (iii) a certified copy of any amendment or restatement of the Articles of Incorporation or the By-laws of the Company made or entered following the date of the most recent certified copies thereof furnished to the Lenders;

               (iv) certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment and the New Note;

               (v) a favorable opinion of Stergios Theologides, General Counsel to NCFC and senior legal counsel to the Company, addressed to the Banks, as to the matters and to the effect set forth on Exhibit B hereto; and

               (vi) such other documents, instruments, opinions and approvals as the Agent may reasonably request.

     5.   Acknowledgments.  The Company and each Lender acknowledge that, as
          ---------------
amended hereby, the Credit Agreement remains in full force and effect with respect to the Company and the Lenders, that each reference to the Credit Agreement in the Loan Documents shall refer to the Credit Agreement as amended hereby. The Company confirms and acknowledges that it will continue to comply with the covenants set out in the Credit Agreement and the other Loan Documents, as amended hereby, and that its representations and warranties set out in the Credit Agreement and the other Loan Documents, as amended hereby, are true and correct as of the date of this Amendment. The Company further represents and warrants that (i) the execution, delivery and performance of this Amendment is within its corporate powers and has been duly authorized by all necessary corporate action; (ii) this Amendment has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms (subject to limitations as to enforceability which might result from bankruptcy, insolvency, or other similar laws affecting creditors' rights generally and general principles of equity) and (iii) no Events of Default or Unmatured Events of Default exist.

     6.   General.
          -------

          (a) The Company agrees to reimburse the Agent upon demand for all reasonable expenses (including reasonable attorneys fees and legal expenses) incurred by the Agent in the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith, and to pay and save the Lenders harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment, which obligations of the Company shall survive any termination of the Credit Agreement.

          (b) This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

          (c) Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

          (d) This Amendment shall be governed by, and construed in accordance with, the internal law, and not the law of conflicts, of the State of Minnesota, but giving effect to federal laws applicable to national banks.

          (e) This Amendment shall be binding upon the Company, the Lenders, the Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders, the Agent and the successors and assigns of the Lenders and the Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                              NEW CENTURY MORTGAGE
                              CORPORATION



                              By/s/ [SIGNATURE ILLEGIBLE]^^
                                -----------------------------
                                 Its Chief Executive Officer
                                     ------------------------


                              U.S. BANK NATIONAL ASSOCIATION,
                              formerly known as
                              FIRST BANK NATIONAL ASSOCIATION



                              By/s/ [SIGNATURE ILLEGIBLE]^^
                                -----------------------------
                                 Its Vice President
                                     ------------------------
                              GUARANTY FEDERAL BANK, FSB



                              By/s/ [SIGNATURE ILLEGIBLE]^^
                                -----------------------------
                                 Its Senior Vice President
                                     ------------------------


                              FIRST UNION NATIONAL BANK,
                              formerly known as
                              FIRST UNION NATIONAL BANK
                                OF NORTH CAROLINA



                              By/s/ [SIGNATURE ILLEGIBLE]^^
                                -----------------------------
                                 Its VP
                                     ------------------------




                    [Signature Page for Fourth Amendment to
                 Second Amended and Restated Credit Agreement]

                            RESIDENTIAL FUNDING CORPORATION



                              By/s/ [SIGNATURE ILLEGIBLE]^^
                                ------------------------------
                                 Its Director
                                     -------------------------


                              BANK ONE, TEXAS, N.A.



                              By/s/ Mark L. Freeman
                                ------------------------------
                                 Its Vice President
                                     -------------------------


                              COMERICA BANK CALIFORNIA, INC.



                              By/s/ David R Chirchill
                                ------------------------------
                                 Its Corporate Banking Officer
                                     -------------------------



                              THE BANK OF NEW YORK



                              By/s/ Robert W. Pierson
                                ------------------------------
                                 Its Vice President
                                     -------------------------


                              THE FIRST NATIONAL BANK
                              OF CHICAGO



                              By/s/ [SIGNATURE ILLEGIBLE]^^
                                -----------------------------
                                 Its Vice President
                                     ------------------------

                              NATIONSBANK OF TEXAS, N.A.



                              By /s/ Bob L. Caston
                                -----------------------------
                                 Its Senior Vice President
                                     ------------------------


                    [Signature Page for Fourth Amendment to
                 Second Amended and Restated Credit Agreement]

          THE UNDERSIGNED, NEW CENTURY FINANCIAL CORPORATION, HEREBY (1) AGREES THAT EACH REFERENCE TO THE CREDIT AGREEMENT, OR WORDS OF SIMILAR IMPORT, CONTAINED IN THE SECOND AMENDED AND RESTATED GUARANTY DATED AS OF JULY31, 1997 (THE "GUARANTY") BY THE UNDERSIGNED TO THE LENDERS AND THE AGENT, SHALL BE A REFERENCE TO THE CREDIT AGREEMENT AS AMENDED BY THE FOREGOING AMENDMENT, (2) CONFIRMS THAT THE GUARANTY SHALL REMAIN IN FULL FORCE AND EFFECT AFTER GIVING EFFECT TO THE FOREGOING AMENDMENT, AND (3) CONFIRMS AND ACKNOWLEDGES THAT ITS REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 15 OF THE GUARANTY ARE TRUE AND CORRECT AS OF THE DATE OF THE FOREGOING AMENDMENT.

                           NEW CENTURY FINANCIAL CORPORATION


                           By/s/ [SIGNATURE ILLEGIBLE]^^
                                -----------------------------
                             Its President
                                 ----------------------------

                               SCHEDULE 1.01(b)



                               BANK COMMITMENTS
                               ----------------

                                                          Working
                                        Warehousing       Capital
Banks                                   Commitment      Commitment
-----                                   -----------     -----------

U.S. Bank National Association          $60,000,000     $11,500,000
Guaranty Federal Bank, F.S.B.           $50,000,000               0
Comerica Bank California, Inc.          $15,000,000               0
First Union National Bank               $25,000,000               0
Residential Funding Corporation         $25,000,000               0
Bank One, Texas, N.A.                   $30,000,000               0
The Bank of New York                    $25,000,000               0
The First National Bank of Chicago      $30,000,000               0
NationsBank of Texas, N.A.              $30,000,000               0